                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                              ---------------------


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                OCTOBER 31, 1997


                          BOSTON PRIVATE BANCORP, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


        MASSACHUSETTS                                0-17089                                04-2976299
----------------------------                 ------------------------              ----------------------------
(State or other jurisdiction                 (Commission file number)              (IRS employer identification
      of incorporation)                                                                       number)



               TEN POST OFFICE SQUARE, BOSTON, MASSACHUSETTS 02109
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)



       Registrant's telephone number, including area code: (617) 912-1900
                                                           --------------

Item 7 - FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION, AND EXHIBITS


         (a)     Financial Statements of Business Acquired

                 (i) Audited Balance Sheets of Westfield Capital Management ("Westfield") as of December 31, 1996 and 1995 and unaudited Balance Sheets of Westfield as of September 30, 1997 and 1996;

                 (ii) Audited Statements of Income and Retained Earnings of Westfield for the years ended December 31, 1996 and 1995 and unaudited Statements of Income and Retained Earnings of Westfield for the nine month periods ended September 30, 1997 and 1996;

                 (iii) Audited Statements of Cash flows of Westfield for the years ended December 31, 1996 and 1995 and unaudited Statements of Cash Flows of Westfield for the nine month periods ended September 30, 1997 and 1996; and

                 (iv) Notes to audited and unaudited Financial Statements of Westfield.

                          WESTFIELD CAPITAL MANAGEMENT

                                  COMPANY, INC.

                          COMPILED FINANCIAL STATEMENTS

                            FOR THE NINE MONTHS ENDED

                           SEPTEMBER 30, 1997 AND 1996

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                              FINANCIAL STATEMENTS

                            FOR THE NINE MONTHS ENDED

                           SEPTEMBER 30, 1997 AND 1996


                                TABLE OF CONTENTS



                                                                         PAGE
                                                                         ----

Compilation Report                                                        1

Balance Sheets                                                            2

Statements of Income and Retained Earnings                                3

Statements of Cash Flows                                                  4

Notes to Financial Statements                                           5-8

[BARIL & SMITH LETTERHEAD]
================================================================================
CERTIFIED PUBLIC ACCOUNTANTS



                                                                October 30, 1997



To the Board of Directors and Stockholders of

     Westfield Capital Management Company, Inc.



     We have compiled the accompanying balance sheets of Westfield Capital Management Company, Inc. as of September 30, 1997 and 1996 and the related statements of income and retained earnings and cash flows for the nine months then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

     A compilation is limited to presenting in the form of financial statements and supplementary schedules information that is the representation of management. We have not audited or reviewed the accompanying financial statements and supplementary schedules and, accordingly, do not express an opinion or any other form of assurance on them.


                                             /s/ Baril & Smith



                                       -1-
--------------------------------------------------------------------------------

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                                 BALANCE SHEETS

                           SEPTEMBER 30, 1997 AND 1996


                                     ASSETS

                                                                   1997             1996
                                                                   ----             ----
Current assets:
  Cash and cash equivalents                                     $2,493,575      $2,657,798
  Management fees receivable (net of allowance for
    doubtful accounts of $45,312 for 1997)                       2,606,978       2,109,083
  Prepaid expenses                                                 141,480          46,470
                                                                ----------      ----------

      Total current assets                                       5,242,033       4,813,351
                                                                ----------      ----------

Property and equipment (Note 2)                                    802,956         603,584
  Less - Accumulated depreciation                                  223,570         124,033
                                                                ----------      ----------

                                                                   579,386         479,551

Investment in partnerships (Note 3)                                492,830       1,005,082
                                                                ----------      ----------

                                                                $6,314,249      $6,297,984
                                                                ==========      ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                              $   41,032      $  266,368
  Accrued expenses                                               2,529,893       1,822,952
                                                                ----------      ----------

      Total current liabilities                                  2,570,925       2,089,320
                                                                ----------      ----------

Deferred compensation (Note 4)                                   1,475,526       1,418,194
                                                                ----------      ----------

Commitments (Note 5)

Stockholders' equity (Note 7):
  Common stock:
    Class A; par value $.01 per share
     Authorized - 100,000 shares
     Issued and outstanding - 750 shares                                 8               8
    Class B; par value $.01 per share
     Authorized - 100,000 shares
     Issued and outstanding - 905 shares
      (825 shares in 1996)                                               9               8
  Additional paid-in capital                                     1,010,786         452,316
  Retained earnings                                              1,929,948       2,628,699
                                                                ----------      ----------

                                                                 2,940,751       3,081,031
  Less - stock subscriptions receivable                            672,953         290,561
                                                                ----------      ----------

                                                                 2,267,798       2,790,470
                                                                ----------      ----------

                                                                $6,314,249      $6,297,984
                                                                ==========      ==========

                 READ ACCOMPANYING NOTES AND ACCOUNTANTS' REPORT
                                       -2-

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996

                                                         1997               1996
                                                         ----               ----

Management fee revenue                               $ 6,736,654       $ 5,698,627
                                                     -----------       -----------
Operating expenses:
  Salaries                                             4,281,472         3,044,535
  Profit sharing contribution (Note 6)                   250,785           193,000
  Rent expense, net                                      249,573           109,752
  Travel and entertainment                               166,307           137,561
  Payroll taxes                                          131,322            76,024
  Depreciation                                           120,665            77,000
  Professional fees                                      118,265            94,228
  Employee benefits                                       87,307            65,849
  Provision for uncollectible accounts                    45,312             -
  Supplies and copying                                    39,347            38,639
  Telephone                                               37,114            35,046
  Insurance                                               24,837            18,974
  Professional development                                23,339            42,176
  Automobile expense                                      17,608            10,248
  Repairs and maintenance                                 17,479            11,232
  Office supplies and expense                             15,472            10,207
  Contributions                                           14,200            10,400
  Delivery and storage expense                            11,386            10,375
  Other taxes                                              5,036             9,802
  Other operating expenses                                12,076            18,033
                                                     -----------       -----------

                                                       5,668,902         4,013,081
                                                     -----------       -----------

Income from operations                                 1,067,752         1,685,546
                                                     -----------       -----------

Other income (loss):
  Equity in earnings of partnership investments          274,435           856,129
  Interest income                                         63,571            49,567
  Loss on disposal of property and equipment              (9,701)          (13,684)
                                                     -----------       -----------

                                                         328,305           892,012

Income before provision for state income taxes         1,396,057         2,577,558
Provision for state income taxes                          78,000            77,500
                                                     -----------       -----------

Net income                                             1,318,057         2,500,058

Retained earnings at beginning of period               2,701,090         1,357,032
Dividends paid                                        (2,089,199)       (1,228,391)
                                                     -----------       -----------

Retained earnings at end of period                   $ 1,929,948       $ 2,628,699
                                                     ===========       ===========

                 READ ACCOMPANYING NOTES AND ACCOUNTANTS' REPORT

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                            STATEMENTS OF CASH FLOWS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996

                                                               1997              1996
                                                               ----              ----
OPERATING ACTIVITIES
 Net income                                                $ 1,318,057       $ 2,500,058
 Adjustments to reconcile net income to net
  cash provided by operating activities:
    Undistributed earnings of partnership investments         (274,435)         (856,129)
    Depreciation                                               120,665            77,000
    Deferred compensation                                        9,116           145,000
    Loss on disposal of property and equipment                   9,701            13,684
    Provision for uncollectible accounts                        45,312

 (Increase) decrease in operating assets:
    Management fee receivable                                 (591,982)         (466,823)
    Prepaid expenses                                           (70,269)           (6,600)

 Increase (decrease) in operating liabilities:
    Accounts payable                                          (217,526)          203,564
    Accrued expenses                                         2,146,730         1,561,985
                                                           -----------       -----------

      Net cash provided by operating activities              2,495,369         3,171,739
                                                           -----------       -----------

INVESTING ACTIVITIES
 Proceeds from the sale of property and equipment                                    800
 Purchase of property and equipment                           (219,352)         (483,482)
 Distributed earnings of partnership investments             1,089,199         1,227,881
 Capital contribution for partnership investment               (20,000)
                                                           -----------       -----------

      Net cash provided by investing activities                849,847           745,199
                                                           -----------       -----------

FINANCING ACTIVITIES
 Dividends paid                                             (2,089,199)       (2,003,881)
 Proceeds from stock subscriptions receivable                  174,309            21,284
                                                           -----------       -----------

      Net cash used by financing activities                 (1,914,890)       (1,982,597)
                                                           -----------       -----------

Increase in cash and cash equivalents                        1,430,326         1,934,341

Cash and cash equivalents at beginning of period             1,063,249           723,457
                                                           -----------       -----------

Cash and cash equivalents at end of period                 $ 2,493,575       $ 2,657,798
                                                           ===========       ===========


Supplemental disclosure of cash flow information:
 Cash paid during the year for:
   State income taxes                                      $   141,501       $     9,802


                 READ ACCOMPANYING NOTES AND ACCOUNTANTS' REPORT

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND 1996



NOTE 1 - BUSINESS ACTIVITIES AND ACCOUNTING POLICIES

     BUSINESS ACTIVITIES

     The Company was incorporated March 15, 1989 under the laws of the Commonwealth of Massachusetts to provide investment management advice.


     ACCOUNTING POLICIES

     The Company's policy is to prepare its financial statements on the basis of generally accepted accounting principles. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned and expenses and losses are recognized when incurred. Financial statements items are recorded at historical costs and often involve the utilization of estimates. Consequently, financial statement items do not necessarily represent current values.

     The significant accounting policies utilized by the Company are described below:


     USE OF ESTIMATES

     The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.


     CASH AND CASH EQUIVALENTS

     The Company has established a policy of defining cash equivalents as all highly liquid investments with a maturity of three months or less when purchased.


     CONCENTRATION OF CREDIT RISK

     Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash, cash equivalents and accounts receivable. Cash and cash equivalents include cash on deposit in checking, savings and money market accounts. These cash and cash equivalents are maintained with high credit quality financial institutions.

     PROPERTY AND EQUIPMENT

     Property and equipment is stated at cost and depreciation is provided using the straight-line method and accelerated methods. Expenditures for repairs and maintenance are charged to operations as incurred. Renewals and betterments which extend the lives of the assets are capitalized. The cost of property retired or sold, together with the related accumulated depreciation, is removed from the appropriate accounts and any resulting gain or loss is included in operations.

     INVESTMENT IN PARTNERSHIPS

     The investments are accounted for under the equity method of accounting. Accordingly, the Company recognizes its proportionate share of the income or loss from its partnership investments in the current period and records the income or loss as an increase or decrease in its investment.

     MANAGEMENT FEES EARNED

        The Company records asset management fees, which are based upon a percentage of the assets under management, in the period services are rendered.

     INCOME TAXES

     The Company has elected to be taxed as an S Corporation. For Federal income tax purposes, the undistributed taxable income of the Company at the end of its taxable year is included in the income of the Company's stockholders in proportion to their stock ownership.

     Massachusetts recognizes S Corporation status which allows the undistributed taxable income of the Company to be included in the income of the stockholders, but imposes an additional income tax on corporations with gross receipts over six million, at a rate of 3%.


NOTE 2 - PROPERTY AND EQUIPMENT

     The cost of property and equipment and the estimated useful lives used for computing depreciation at September 30, 1997 and 1996 are:

                                      ESTIMATED
                                     USEFUL LIFE          1997           1996
                                     -----------          ----           ----

          Office equipment             5-7 years        $ 74,471       $ 68,310
          Furniture and fixtures         7 years         459,494        284,688
          Leasehold improvements         5 years         112,886        109,409
          Computer equipment           3-5 years         156,105        141,177
                                                        --------       --------

                                                        $802,956       $603,584
                                                        ========       ========

NOTE 3 - RELATED PARTY TRANSACTIONS

     The Company is a general and limited partner and the Company's chief executive officer and spouse are limited partners in the Westfield Performance Fund Limited Partnership. As general partner, the Company receives a quarterly maintenance fee at rate of .25% of the net asset value of the Partnership which amounted to $250,858 and $290,127 as of September 30, 1997 and 1996, respectively.

     The Company is also entitled to an allocation of net income at the end of each performance period (generally a calendar year) equal to 15% of the excess over the performance base (defined as net income less any performance loss carryforward). This allocation, if any, becomes vested as a partnership interest at year end. The net allocation amounted to $54,657 and $815,408 for the nine months ended September 30, 1997 and 1996, respectively.

     In 1996, the Company agreed to invest $87,000 for a general partnership position in the Westfield Technology Fund Limited Partnership. As general partner, the Company receives a quarterly maintenance fee at a rate of .25% of the net asset value of the partnership which amounted to $62,423 and $18,272 as of September 30, 1997 and 1996, respectively. The general partner is also entitled to share in 20% of the partnership's realized and unrealized profits at the end of each performance period (defined as "profit share" less any losses carried over from a previous performance period). The general partner shall also share 1% in all profits and losses of the partnership after the maintenance fee and the "profit share".


NOTE 4 - DEFERRED COMPENSATION

     The Company has a deferred compensation agreement with the chief executive officer that provides for continued payments over a ten year period commencing with his retirement, disability or death. The payments are determined by formula and subject to escalation clauses.

     The estimated present value of the obligation is $1,475,526 at September 30, 1997 and has been charged to operations ratably over his employment term. The 1997 charge amounted to $9,116.

     Effective October, 1997 the deferred compensation agreement has been terminated.


NOTE 5 - COMMITMENTS

     The Company leases its office facilities under an operating lease which expires August 2001 and is renewable for an additional five years. Minimum lease payments under the noncancellable term are as follows:

          1997                       $365,070
          1998                        365,070
          1999                        365,070
          2000                        365,070
          2001                        243,380

     Rent expense amounted to $274,592 for the nine months ended September 30, 1997.

     The Company also subleases approximately 13% of the office space to a tenant under a noncancellable lease which expires August 2001. The minimum future rental revenues are as follows:

           1997                      $47,250
           1998                       47,250
           1999                       47,250
           2000                       47,250
           2001                       31,500

     Rental income amounted to $35,438 for the nine months ended September 30, 1997.


NOTE 6 - PROFIT-SHARING PLAN

     The Company has a defined contribution employee profit-sharing plan which covers all of its eligible employees. The annual contribution to the plan is determined by the Board of Directors of the Company. The Company has accrued $250,785 and $193,000 for the nine months ended September 30, 1997 and 1996, respectively.


NOTE 7 - STOCKHOLDER'S EQUITY

     The Company has issued 185 shares of Class B common stock in 1995 and 1996 under subscription agreements for a total consideration of $872,000. Payment is over a five year period with interest at the prevailing treasury rates at the time of issuance.

     Under a stock transfer agreement, the Company and its stockholders have the right of first refusal before the purchase of an and all shares by an outside party from a selling shareholder. The agreement also provides for the purchase of shares by the Company in the case of death, incapacitation or termination of employment. The agreement provides a formula for determining the value of the shares to be purchased based on specific circumstances.


NOTE 8 - BUSINESS COMBINATION

     On August 13, 1997, an Agreement and Plan of Merger was entered into between the Company, its' shareholders, Boston Private Bancorp, Inc. and Boston Private Investment Management, Inc. Under the agreement the shareholders of Westfield Capital Management Company, Inc. will receive 3,918,367 common shares of Boston Private Bancorp, Inc. in exchange for 100% of the Company's outstanding common stock. The merger was completed October 31, 1997 and will be accounted for as a pooling of interests.

                          WESTFIELD CAPITAL MANAGEMENT

                                  COMPANY, INC.

                              FINANCIAL STATEMENTS

                               FOR THE YEARS ENDED

                           DECEMBER 31, 1996 AND 1995

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995



                                TABLE OF CONTENTS



                                                                  PAGE
                                                                  ----

Independent Auditor's Report                                       1

Balance Sheets                                                     2

Statements of Income and Retained Earnings                         3

Statements of Cash Flows                                           4

Notes to Financial Statements                                    5-8

[BARIL & SMITH LETTERHEAD]
================================================================================
CERTIFIED PUBLIC ACCOUNTANTS

                                                         March 11, 1997



To the Board of Directors and Stockholders of

     Westfield Capital Management Company, Inc.


                          INDEPENDENT AUDITOR'S REPORT


     We have audited the accompanying balance sheets of Westfield Capital Management Company, Inc. as of December 31, 1996 and 1995 and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Westfield Capital Management Company, Inc. as of December 31, 1996 and 1995 and the results of its operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.




                                             /s/ Baril & Smith

--------------------------------------------------------------------------------

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                                 BALANCE SHEETS

                           DECEMBER 31, 1996 AND 1995


                                     ASSETS

                                                                    1996            1995
                                                                    ----            ----
Current assets:
  Cash and cash equivalents                                     $1,063,249      $  723,457
  Management fees receivable                                     2,060,308       1,642,260
  Prepaid expenses                                                  71,211          29,795
                                                                ----------      ----------

      Total current assets                                       3,194,768       2,395,512
                                                                ----------      ----------

Property and equipment, (Note 2)                                   641,387         236,375
  Less - Accumulated depreciation                                  150,987         140,416
                                                                ----------      ----------

                                                                   490,400          95,959
                                                                ----------      ----------

Investment in partnerships (Note 4)                              1,287,594       1,376,834
                                                                ----------      ----------

                                                                $4,972,762      $3,868,305
                                                                ==========      ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                              $  258,558      $   62,804
  Accrued expenses                                                 383,163         260,967
  Dividends payable                                                                775,490
                                                                ----------      ----------

      Total current liabilities                                    641,721       1,099,261
                                                                ----------      ----------

Deferred compensation (Note 3)                                   1,466,410       1,273,194
                                                                ----------      ----------

Commitments (Note 5)

Stockholders' equity (Note 7):
  Common stock:
   Class A; par value $.01 per share                                     8               8
    100,000 shares Authorized
    750 shares Issued and outstanding
   Class B; par value $.01 per share                                     9               7
    100,000 shares Authorized
    905 shares Issued and outstanding
  Additional paid-in capital                                     1,010,786         223,853
  Retained earnings                                              2,701,090       1,357,032
                                                                ----------      ----------

                                                                 3,711,893       1,580,900
  Less - stock subscriptions receivable                            847,262          85,050
                                                                ----------      ----------

                                                                 2,864,631       1,495,850
                                                                ----------      ----------

                                                                $4,972,762      $3,868,305
                                                                ==========      ==========

                 READ ACCOMPANYING NOTES AND ACCOUNTANTS' REPORT

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                   STATEMENTS OF INCOME AND RETAINED EARNINGS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                              1996              1995
                                                              ----              ----

Management fee revenue                                    $ 7,770,047       $ 5,471,627
                                                          -----------       -----------
Operating expenses:
  Salaries                                                  4,148,283         3,143,983
  Profit sharing contribution (Note 6)                        257,512           234,644
  Professional fees                                           225,265           152,899
  Rent expense, net                                           203,388           120,508
  Travel and entertainment                                    191,003           160,743
  Payroll taxes                                               130,667           101,896
  Depreciation                                                103,086            37,288
  Employee benefits                                            87,767            94,060
  Supplies and copying                                         52,502            53,911
  Telephone                                                    52,072            27,381
  Professional development                                     51,086            27,197
  Insurance                                                    26,599             8,670
  Office supplies and expense                                  26,221            19,938
  Delivery and storage expense                                 17,106             9,035
  Repairs and maintenance                                      16,529             7,101
  Automobile expense                                           15,861            11,615
  Contributions                                                13,095             9,275
  Other taxes                                                   5,933             -
  Other operating expenses                                     21,945            19,317
                                                          -----------       -----------

                                                            5,645,920         4,239,461
                                                          -----------       -----------

Income from operations                                      2,124,127         1,232,166
                                                          -----------       -----------

Other income (loss):
  Equity in earnings of partnership investments             1,138,641         1,321,858
  Interest income, net                                         89,645            43,271
  Loss on disposal of property and equipment                  (13,684)
                                                          -----------       -----------

                                                            1,214,602         1,365,129
                                                          -----------       -----------

Income before provision for state income taxes
  and extraordinary item                                    3,338,729         2,597,295
Provision for state income taxes                              100,500
                                                          -----------       -----------

Income before extraordinary item                            3,238,229         2,597,295
Extraordinary item - gain on early extinguishment of
  indebtedness (Note 8)                                         -                64,831
                                                          -----------       -----------

Net income                                                  3,238,229         2,662,126

Retained earnings at beginning of year                      1,357,032           (72,104)
Dividends paid                                             (1,894,171)       (1,232,990)
                                                          -----------       -----------

Retained earnings at end of year                          $ 2,701,090       $ 1,357,032
                                                          ===========       ===========

                 READ ACCOMPANYING NOTES AND ACCOUNTANTS' REPORT

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995


                                                                 1996             1995
                                                                 ----             ----
OPERATING ACTIVITIES
 Net income                                                 $ 3,238,229       $ 2,662,126
 Adjustments to reconcile net income to net
  cash provided by operating activities:
    Undistributed earnings of partnership investments        (1,138,641)       (1,321,858)
    Depreciation                                                103,086            37,288
    Deferred compensation                                       193,216           350,867
    Loss on disposal of property and equipment                   13,684
    Early extinguishment of indebtedness                          -               (64,831)
    Original issue discount interest expense                      -                 8,293

 (Increase) decrease in operating assets:
    Management fee receivable                                  (418,048)         (567,172)
    Prepaid expenses                                            (41,416)          (16,556)

 Increase (decrease) in operating liabilities:
    Accounts payable                                            195,754            17,653
    Accrued expenses                                            122,196           102,437
                                                            -----------       -----------

      Net cash provided by operating activities               2,268,060         1,208,247
                                                            -----------       -----------

INVESTING ACTIVITIES
 Proceeds from the sale of property and equipment                10,075
 Purchase of property and equipment                            (521,284)          (50,990)
 Distributed earnings of partnership investments              1,227,881
                                                            -----------       -----------

      Net cash provided (used) by investing activities          716,672           (50,990)
                                                            -----------       -----------

FINANCING ACTIVITIES
 Dividends paid                                              (2,669,661)         (457,500)
 Proceeds from stock subscriptions receivable                    24,721
 Payment of long-term debt                                        -              (600,000)
 Proceeds from purchase of treasury stock                         -               623,700
                                                            -----------       -----------

      Net cash used by financing activities                  (2,644,940)         (433,800)
                                                            -----------       -----------

Increase in cash and cash equivalents                           339,792           723,457

Cash and cash equivalents at beginning of year                  723,457                 0
                                                            -----------       -----------

Cash and cash equivalents at end of year                    $ 1,063,249       $   723,457
                                                            ===========       ===========

Supplemental disclosure of cash flow information:
 Cash paid during year for:
  State income taxes                                        $    60,342                --

                 READ ACCOMPANYING NOTES AND ACCOUNTANTS' REPORT

                   WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995



NOTE 1 - BUSINESS ACTIVITIES AND ACCOUNTING POLICIES


     BUSINESS ACTIVITIES

     The Company was incorporated March 15, 1989 under the laws of the Commonwealth of Massachusetts to provide investment management advice.

     ACCOUNTING POLICIES

     The Company's policy is to prepare its financial statements on the basis of generally accepted accounting principles. This basis of accounting involves the application of accrual accounting; consequently, revenues and gains are recognized when earned and expenses and losses are recognized when incurred. Financial statements items are recorded at historical costs and often involve the utilization of estimates. Consequently, financial statement items do not necessarily represent current values.

     The significant accounting policies utilized by the Company are described below:


     USE OF ESTIMATES

     The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

     CASH AND CASH EQUIVALENTS

     The Company has established a policy of defining cash equivalents as all highly liquid investments with a maturity of three months or less when purchased.

     CONCENTRATION OF CREDIT RISK

     Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash, cash equivalents and accounts receivable. Cash and cash equivalents include cash on deposit in checking, savings and money market accounts. These cash and cash equivalents are maintained with high credit quality financial institutions.

     MANAGEMENT FEES EARNED

     The Company records asset management fees, which are based upon a percentage of the assets under management, in the period services are rendered.

     PROPERTY AND EQUIPMENT

     Property and equipment is stated at cost and depreciation is provided using the straight-line method and accelerated methods. Expenditures for repairs and maintenance are charged to operations as incurred. Renewals and betterments which extend the lives of the assets are capitalized. The cost of property retired or sold, together with the related accumulated depreciation, is removed from the appropriate accounts and any resulting gain or loss is included in operations.

     INVESTMENT IN PARTNERSHIPS

     The investments are accounted for under the equity method of accounting. Accordingly, the Company recognizes its proportionate share of the income or loss from its partnership investments in the current period and records the income or loss as an increase or decrease in its investment.

     INCOME TAXES

     The Company has elected to be taxed as an S Corporation. For Federal income tax purposes, the undistributed taxable income of the Company at the end of its taxable year is included in the income of the Company's stockholders in proportion to their stock ownership.

     Massachusetts recognizes S Corporation status which allows the undistributed taxable income of the Company to be included in the income of the stockholders, but imposes an additional income tax on corporations with gross receipts over six million, at a rate of 3%.

NOTE 2 - PROPERTY AND EQUIPMENT

     The cost of property and equipment and the estimated useful lives used for computing depreciation at December 31, 1996 and 1995 are:

                                        ESTIMATED
                                       USEFUL LIFE          1996         1995
                                       -----------          ----         ----

          Office equipment              5-7 years         $228,114     $131,971
          Furniture and fixtures          7 years          300,389       95,725
          Leasehold improvements         39 years          112,884        8,679
                                                          --------     --------

                                                          $641,387     $236,375
                                                          ========     ========

NOTE 3 - DEFERRED COMPENSATION

     The Company has a deferred compensation agreement with the chief executive officer that provides for continued payments over a ten year period commencing with his retirement, disability or death. The payments are determined by formula and subject to escalation clauses.

     The estimated present value of the obligation is $1,466,410 at December 31, 1996 and has been charged to operations ratably over his employment term. The 1996 charge amounted to $193,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The Company is a general and limited partner and the Company's chief executive officer and spouse are limited partners in the Westfield Performance Fund Limited Partnership. As general partner, the Company receives a quarterly maintenance fee at rate of .25% of the net asset value of the Partnership which amounted to $390,854 and $261,225 in 1996 and 1995, respectively.

     The Company is also entitled to an allocation of net income at the end of each performance period (generally a calendar year) equal to 15% of the excess over the performance base (defined as net income less any performance loss carryforward). This allocation, if any, becomes vested as a partnership interest at year end. The net allocation amounted to $1,087,211 and $1,226,280 for the years ended December 31, 1996 and 1995, respectively.

     In 1996, the Company agreed to invest $87,000 for a general partnership position in the Westfield Technology Fund Limited Partnership. As general partner, the Company receives a quarterly maintenance fee at a rate of .25% of the net asset value of the partnership which amounted to $37,661 in 1996. The general partner is also entitled to share in 20% of the partnership's realized and unrealized profits at the end of each performance period (defined as "profit share" less any losses carried over from a previous performance period). The general partner shall also share 1% in all profits and losses of the partnership after the maintenance fee and the "profit share".


NOTE 5 - COMMITMENTS

     The Company leases its office facilities under an operating lease which expires August 2001 and is renewable for an additional five years. Minimum lease payments under the noncancellable term are as follows:


          1997                            $365,070
          1998                             365,070
          1999                             365,070
          2000                             365,070
          2001                             243,380

       Rent expense amounted to $230,550 for the year ended December 31, 1996.

       The Company also subleases approximately 13% of the office space to a tenant under a noncancellable lease which expires August 2001. The minimum future rental revenues are as follows:

          1997                            $47,250
          1998                             47,250
          1999                             47,250
          2000                             47,250
          2001                             31,500

     Rental income amounted to $38,669 for the year ended December 31, 1996.

NOTE 6 - PROFIT-SHARING PLAN

     The Company has a defined contribution employee profit-sharing plan which covers all of its eligible employees. The annual contribution to the plan is determined by the Board of Directors of the Company. The Company has contributed $257,512 and $234,644 for the years ended December 31, 1996 and 1995, respectively.


NOTE 7 - STOCKHOLDER'S EQUITY

     The Company has issued 185 shares of Class B common stock in 1995 and 1996 under subscription agreements for a total consideration of $872,000. Payment is over a five year period with interest at the prevailing treasury rates at the time of issuance.

     Under a stock transfer agreement, the Company and its stockholders have the right of first refusal before the purchase of any and all shares by an outside party from a selling shareholder. The agreement also provides for the purchase of shares by the Company in the case of death, incapacitation or termination of employment. The agreement provides a formula for determining the value of the shares to be purchased based on specific circumstances.


NOTE 8 - EARLY EXTINGUISHMENT OF DEBT

     On March 15, 1995, the Company entered into an agreement with a former shareholder to retire debt related to a 1994 stock redemption for a lump sum payment of $600,000. A gain of $64,831 resulted from this transaction.

         (b)     Proforma Financial Information

                 (i) Consolidated Balance Sheet of Boston Private Bancorp, Inc. and subsidiaries as of September 30, 1997;

                 (ii) Consolidated Income Statement of Boston Private Bancorp, Inc. and subsidiaries for the nine month period ended September 30, 1997;

                 (iii) Consolidated Income Statement of Boston Private Bancorp, Inc. and subsidiaries for the nine month period ended September 30, 1996;

                 (iv) Consolidated Income Statement of Boston Private Bancorp, Inc. and subsidiaries for the year ended December 31, 1996;

                 (v) Consolidated Income Statement of Boston Private Bancorp, Inc. and subsidiaries for the year ended December 31, 1995;

                 (v) Consolidated Income Statement of Boston Private Bancorp, Inc. and subsidiaries for the year ended December 31, 1994; and

                 (vi)     Footnotes to Consolidated Financial Statements.

                  BOSTON PRIVATE BANCORP, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET



                                                                                       SEPTEMBER 30, 1997
                                                                    ----------------------------------------------------------
                                                                                                   PROFORMA
                                                                       BPB           WCM          ADJUSTMENTS         COMBINED
                                                                    ----------------------------------------------------------
                                                                                (IN THOUSANDS, EXCEPT SHARE DATA)
ASSETS:
     Cash and due from banks                                        $  8,050        $2,494          $    --           $ 10,544
     Federal funds sold                                                1,250            --               --              1,250
     Investment securities available for sale
       (amortized cost of $32,368)                                    32,385            --               --             32,385
     Investment securities held to maturity (market
       value of $7,635)                                                7,782            --               --              7,782
     Mortgage-backed securities held to maturity
       (market value of $20,023)                                      19,817            --               --             19,817
     Loans receivable:
       Commercial                                                    107,130            --               --            107,130
       Residential mortgage                                          120,234            --               --            120,234
       Home equity                                                    14,733            --               --             14,733
       Other                                                             396            --               --                396
                                                                    ----------------------------------------------------------
        Total loans                                                  242,493            --               --            242,493
     Less allowance for loan losses                                   (3,084)           --               --             (3,084)
                                                                    ----------------------------------------------------------
        Net loans                                                    239,409            --               --            239,409

     Stock in the Federal Home Loan Bank of Boston                     3,317            --               --              3,317
     Other real estate owned                                              85            --               --                 85
     Premises and equipment, net                                       2,320           579               --              2,899
     Excess of cost over net assets acquired, net                      3,827            --               --              3,827
     Management fees receivable                                          569         2,607               --              3,176
     Accrued interest receivable                                       2,148            --               --              2,148
     Other assets                                                      2,126           634               --              2,760
                                                                    ----------------------------------------------------------

        Total assets                                                $323,085        $6,314          $    --           $329,399
                                                                    ==========================================================

LIABILITIES:
     Deposits                                                       $236,100          $ --          $    --           $236,100
     Securities sold under agreements to repurchase                    6,879            --               --              6,879
     Federal funds purchased                                           2,000            --               --              2,000
     FHLB borrowings                                                  50,330            --               --             50,330
     Accrued interest payable                                            439            --               --                439
     Other liabilities                                                 1,883         4,046            1,226 (1)          7,155
                                                                    ----------------------------------------------------------
        Total liabilities                                            297,631         4,046            1,226            302,903
                                                                    ----------------------------------------------------------

STOCKHOLDERS' EQUITY:
     Common stock, $1.00 par value per share;
      authorized: 18,000,000 shares
      issued: 10,637,000 shares                                        6,719            --            3,918 (2)         10,637
     Additional paid-in capital                                       15,023         1,011           (3,918)(2)         12,116
     Retained earnings                                                 3,701         1,930           (1,226)(1)          4,405
     Stock subscriptions receivable                                       --          (673)              --               (673)
     Unrealized gain (loss) on securities available for sale, net         11            --               --                 11
                                                                    ----------------------------------------------------------
        Total stockholders' equity                                    25,454         2,268           (1,226)            26,496
                                                                    ----------------------------------------------------------

        Total liabilities and stockholders' equity                  $323,085        $6,314          $    --           $329,399
                                                                    ==========================================================

                  BOSTON PRIVATE BANCORP, INC. AND SUBSIDIARIES
                          CONSOLIDATED INCOME STATEMENT


                                                                              NINE MONTHS ENDED SEPTEMBER 30, 1997
                                                                 ---------------------------------------------------------------
                                                                                                  PROFORMA
                                                                     BPB            WCM          ADJUSTMENTS           COMBINED
                                                                 ---------------------------------------------------------------
                                                                              (IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest and dividend income:
     Commercial loans                                            $    6,882       $   --          $       --         $     6,882
     Residential mortgage loans                                       5,902           --                  --               5,902
     Home equity and other loans                                        827           --                  --                 827
     Investment securities                                            1,328           --                  --               1,328
     Mortgage-backed securities                                       1,049           --                  --               1,049
     FHLB stock dividends                                               160           --                  --                 160
     Federal funds sold                                                 118           --                  --                 118
     Deposits in banks                                                   75           64                  --                 139
                                                                 ---------------------------------------------------------------
             Total interest and dividend income                      16,341           64                  --              16,405
Interest expense:
     Savings and NOW                                                    260           --                  --                 260
     Money market                                                     2,545           --                  --               2,545
     Certificates of deposit                                          2,697           --                  --               2,697
     Federal funds purchased                                            267           --                  --                 267
     Securities sold under agreements to repurchase                     256           --                  --                 256
     FHLB borrowings                                                  2,079           --                  --               2,079
     Payable due to acquisition                                          16           --                  --                  16
                                                                 ---------------------------------------------------------------
             Total interest expense                                   8,120           --                  --               8,120
                                                                 ---------------------------------------------------------------
     Net interest income                                              8,221           64                  --               8,285
Provision for loan losses                                               259           --                  --                 259
                                                                 ---------------------------------------------------------------
     Net interest income after provision for loan losses              3,425           64                  --               8,062
Fees and other income:
     Investment management and trust                                  3,045        6,737                  --               9,782
     Deposit account service charges                                    160           --                  --                 160
     Equity in earnings of partnerships                                  --          274                  --                 274
     Gain on sale of loans                                               43           --                  --                  43
     Loss on sale of fixed assets                                        --          (10)                 --                 (10)
     Other                                                              177           --                  --                 177
                                                                 ---------------------------------------------------------------
             Total fees and other income                              3,425        7,001                  --              10,426
Operating expense:
     Salaries and employee benefits                                   5,275        4,768                  --              10,043
     Occupancy and equipment                                            782          388                  --               1,170
     Legal expense                                                      212           --                  --                 212
     Marketing                                                          252          180                  --                 432
     Amortization of intangibles                                        283           --                  --                 283
     Other                                                            1,761          333                  --               2,094
                                                                 ---------------------------------------------------------------
             Total operating expense                                  8,565        5,669                  --              14,234
                                                                 ---------------------------------------------------------------
     Income before income taxes                                       2,822        1,396                  --               4,218
Income tax expense                                                      820           78                  --                 898
                                                                 ---------------------------------------------------------------
     Net income                                                  $    2,002       $1,318          $       --         $     3,320
                                                                 ===============================================================
Per share data:
     Earnings per common and common equivalent share             $     0.28       $   --          $       --         $      0.30
                                                                 ===============================================================
     Average common and common equivalent shares
     outstanding                                                  7,056,981           --           3,918,367          10,975,348
                                                                 ===============================================================
Proforma information:
     Net income                                                  $    2,002       $1,318                $ --         $     3,320
     Proforma adjustment for income taxes of
     acquired entity previously filing as an S
     Corporation                                                         --           --                 480(3)              480
                                                                 ---------------------------------------------------------------
     Proforma net income after adjustment for
     income taxes                                                $    2,002       $1,318          $     (480)        $     2,840
                                                                 ===============================================================
     Proforma net income per common and common
     equivalent share                                            $     0.28       $   --          $       --         $      0.26
                                                                 ===============================================================

                  BOSTON PRIVATE BANCORP, INC. AND SUBSIDIARIES
                          CONSOLIDATED INCOME STATEMENT


                                                                             NINE MONTHS ENDED SEPTEMBER 30, 1996
                                                                ---------------------------------------------------------------
                                                                                                   PROFORMA
                                                                    BPB              WCM          ADJUSTMENTS         COMBINED
                                                                ---------------------------------------------------------------
                                                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest and dividend income:
     Commercial loans                                           $    5,403          $   --         $       --        $    5,403
     Residential mortgage loans                                      4,625              --                 --             4,625
     Home equity and other loans                                       575              --                 --               575
     Investment securities                                           1,389              --                 --             1,389
     Mortgage-backed securities                                      1,350              --                 --             1,350
     FHLB stock dividends                                              159              --                 --               159
     Federal funds sold                                                 58              --                 --                58
     Deposits in banks                                                  53              50                 --               103
                                                                ---------------------------------------------------------------
             Total interest and dividend income                     13,612              50                 --            13,662
Interest expense:
     Savings and NOW                                                   252              --                 --               252
     Money market                                                    2,161              --                 --             2,161
     Certificates of deposit                                         2,235              --                 --             2,235
     Federal funds purchased                                           125              --                 --               125
     Securities sold under agreements to
     repurchase                                                        248              --                 --               248
     FHLB borrowings                                                 1,802              --                 --             1,802
     Payable due to acquisition                                         53              --                 --                53
                                                                ---------------------------------------------------------------
             Total interest expense                                  6,876              --                 --             6,876
                                                                ---------------------------------------------------------------
     Net interest income                                             6,736              50                 --             6,786
Provision for loan losses                                              423              --                 --               423
                                                                ---------------------------------------------------------------
     Net interest income after provision for
     loan losses                                                     6,313              50                 --             6,363
Fees and other income:
     Investment management and trust                                 2,384           5,699                 --             8,083
     Deposit account service charges                                   121              --                 --               121
     Equity in earnings of partnerships                                 --             856                 --               856
     Gain on sale of loans                                              88              --                 --                88
     Gain on sale of investments                                         6              --                 --                 6
     Loss on sale of fixed assets                                       --             (14)                --               (14)
     Other                                                             173              --                 --               173
                                                                ---------------------------------------------------------------
             Total fees and other income                             2,772           6,541                 --             9,313
Operating expense:
     Salaries and employee benefits                                  3,960           3,390                 --             7,350
     Occupancy and equipment                                           599             198                 --               797
     Legal expense                                                     201              --                 --               201
     Marketing                                                         244             148                 --               392
     Amortization of intangibles                                       242              --                 --               242
     Other                                                           1,391             277                 --             1,668
                                                                ---------------------------------------------------------------
             Total operating expense                                 6,637           4,013                 --            10,650
                                                                ---------------------------------------------------------------
     Income before income taxes                                      2,448           2,578                 --             5,026
Income tax expense                                                     811              78                 --               889
                                                                ---------------------------------------------------------------
     Net income                                                 $    1,637          $2,500         $       --        $    4,137
                                                                ===============================================================
Per share data:
     Earnings per common and common
     equivalent share                                           $     0.27          $   --         $       --        $     0.42
                                                                ===============================================================
     Average common and common equivalent
     shares outstanding                                          6,089,000              --          3,695,808         9,784,808
                                                                ===============================================================

Proforma information:
     Net income                                                 $    1,637          $2,500         $       --        $    4,137
     Proforma adjustment for income taxes of
     acquired entity previously filing as an S
     Corporation                                                        --              --                952(3)            952
                                                                ---------------------------------------------------------------
     Proforma net income after adjustment
     for income taxes                                           $    1,637          $2,500         $     (952)       $    3,185
                                                                ===============================================================
     Proforma net income per common and
     common equivalent share                                    $     0.27          $   --         $       --        $     0.33
                                                                ===============================================================

                  BOSTON PRIVATE BANCORP, INC. AND SUBSIDIARIES
                          CONSOLIDATED INCOME STATEMENT


                                                                                 YEAR ENDED DECEMBER 31, 1996
                                                                ---------------------------------------------------------------
                                                                                                   PROFORMA
                                                                    BPB              WCM          ADJUSTMENTS         COMBINED
                                                                ---------------------------------------------------------------
                                                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest and dividend income:
     Commercial loans                                           $    7,482          $   --         $       --        $    7,482
     Residential mortgage loans                                      6,358              --                 --             6,358
     Home equity and other loans                                       810              --                 --               810
     Investment securities                                           1,799              --                 --             1,799
     Mortgage-backed securities                                      1,758              --                 --             1,758
     FHLB stock dividends                                              212              --                 --               212
     Federal funds sold                                                110              --                 --               110
     Deposits in banks                                                  69              90                 --               159
                                                                ---------------------------------------------------------------
             Total interest and dividend income                     18,598              90                 --            18,688
Interest expense:
     Savings and NOW                                                   343              --                 --               343
     Money market                                                    2,990              --                 --             2,990
     Certificates of deposit                                         3,070              --                 --             3,070
     Federal funds purchased                                           146              --                 --               146
     Securities sold under agreements to
     repurchase                                                        336              --                 --               336
     FHLB borrowings                                                 2,426              --                 --             2,426
     Payable due to acquisition                                         66              --                 --                66
                                                                ---------------------------------------------------------------
             Total interest expense                                  9,377              --                 --             9,377
                                                                ---------------------------------------------------------------
     Net interest income                                             9,221              90                 --             9,311
Provision for loan losses                                              619              --                 --               619
                                                                ---------------------------------------------------------------
     Net interest income after provision for
     loan losses                                                     8,602              90                 --             8,692
Fees and other income:
     Investment management and trust                                 3,252           7,770                 --            11,022
     Deposit account service charges                                   156              --                 --               156
     Equity in earnings of partnerships                                 --           1,139                 --             1,139
     Gain on sale of loans                                             112              --                 --               112
     Gain on sale of investments                                        33              --                 --                33
     Loss on sale of fixed assets                                       --             (14)                --               (14)
     Other                                                             383              --                 --               383
                                                                ---------------------------------------------------------------
             Total fees and other income                             3,936           8,895                 --            12,831
Operating expense:
     Salaries and employee benefits                                  5,457           4,640                 --            10,097
     Occupancy and equipment                                           807             323                 --             1,130
     Legal expense                                                     200              --                 --               200
     Marketing                                                         362             204                 --               566
     Amortization of intangibles                                       322              --                 --               322
     Other                                                           2,035             479                 --             2,514
                                                                ---------------------------------------------------------------
             Total operating expense                                 9,183           5,646                 --            14,829
                                                                ---------------------------------------------------------------
     Income before income taxes                                      3,355           3,339                 --             6,694
Income tax expense                                                   1,115             101                 --             1,216
                                                                ---------------------------------------------------------------
     Net income                                                 $    2,240          $3,238         $       --        $    5,478
                                                                ===============================================================
Per share data:
     Earnings per common and common
     equivalent share                                           $     0.36          $   --         $       --        $     0.55
                                                                ===============================================================
     Average common and common equivalent
     shares outstanding                                          6,241,000              --          3,728,960         9,969,960
                                                                ===============================================================
Proforma information:
     Net income                                                 $    2,240          $3,238         $       --        $    5,478
     Proforma adjustment for income taxes of
     acquired entity previously filing as an S
     Corporation                                                        --              --              1,233(3)          1,233
                                                                ---------------------------------------------------------------
     Proforma net income after adjustment
     for income taxes                                           $    2,240          $3,238         $   (1,233)       $    4,245
                                                                ===============================================================
     Proforma net income per common and
     common equivalent share                                    $     0.36          $   --         $       --        $     0.43
                                                                ===============================================================

                  BOSTON PRIVATE BANCORP, INC. AND SUBSIDIARIES
                          CONSOLIDATED INCOME STATEMENT


                                                                                 YEAR ENDED DECEMBER 31, 1995
                                                                ---------------------------------------------------------------
                                                                                                   PROFORMA
                                                                    BPB              WCM          ADJUSTMENTS         COMBINED
                                                                ---------------------------------------------------------------
                                                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest and dividend income:
     Commercial loans                                           $    5,871          $   --         $       --        $    5,871
     Residential mortgage loans                                      4,730              --                 --             4,730
     Home equity and other loans                                       679              --                 --               679
     Investment securities                                           2,148              --                 --             2,148
     Mortgage-backed securities                                      2,012              --                 --             2,012
     FHLB stock dividends                                              234              --                 --               234
     Federal funds sold                                                204              --                 --               204
     Deposits in banks                                                  28              43                 --                71
                                                                ---------------------------------------------------------------
             Total interest and dividend income                     15,906              43                 --            15,949
Interest expense:
     Savings and NOW                                                   407              --                 --               407
     Money market                                                    2,046              --                 --             2,046
     Certificates of deposit                                         3,102              --                 --             3,102
     Federal funds purchased                                            91              --                 --                91
     Securities sold under agreements to
     repurchase                                                        324              --                 --               324
     FHLB borrowings                                                 2,430              --                 --             2,430
     Payable due to acquisition                                         51              --                 --                51
                                                                ---------------------------------------------------------------
             Total interest expense                                  8,451              --                 --             8,451
                                                                ---------------------------------------------------------------
     Net interest income                                             7,455              43                 --             7,498
Provision for loan losses                                              618              --                 --               618
                                                                ---------------------------------------------------------------
     Net interest income after provision for
     loan losses                                                     6,837              43                 --             6,880
Fees and other income:
     Investment management and trust                                 1,562           5,472                 --             7,034
     Deposit account service charges                                   134              --                 --               134
     Equity in earnings of partnerships                                 --           1,321                 --             1,321
     Gain on sale of loans                                              80              --                 --                80
     Gain on sale of investments                                       237              --                 --               237
     Other                                                             159              65                 --               224
                                                                ---------------------------------------------------------------
             Total fees and other income                             2,172           6,858                 --             9,030
Operating expense:
     Salaries and employee benefits                                  4,052           3,587                 --             7,639
     Occupancy and equipment                                           708             165                 --               873
     Legal expense                                                     251              --                 --               251
     Marketing                                                         263             170                 --               433
     Amortization of intangibles                                       156              --                 --               156
     Other                                                           1,735             317                 --             2,052
                                                                ---------------------------------------------------------------
             Total operating expense                                 7,165           4,239                 --            11,404
                                                                ---------------------------------------------------------------
     Income before income taxes                                      1,844           2,662                 --             4,506
Income tax expense                                                     104              --                 --               104
                                                                ---------------------------------------------------------------
     Net income                                                 $    1,740          $2,662         $       --        $    4,402
                                                                ===============================================================
Per share data:
     Earnings per common and common
     equivalent share                                           $     0.30          $   --         $       --        $     0.47
                                                                ===============================================================
     Average common and common
     equivalent shares outstanding                               5,843,000              --          3,551,390         9,394,390
                                                                ===============================================================

Proforma information:
     Net income                                                 $    1,740          $2,662         $       --        $    4,402
     Proforma adjustment for income taxes of
     acquired entity previously filing as an S
     Corporation                                                        --              --              1,063(3)          1,063
                                                                ---------------------------------------------------------------
     Proforma net income after adjustment
     for income taxes                                           $    1,740          $2,622         $   (1,063)       $    3,339
                                                                ===============================================================
     Proforma net income per common and
     common equivalent share                                    $     0.30          $   --         $       --        $     0.36
                                                                ===============================================================

                  BOSTON PRIVATE BANCORP, INC. AND SUBSIDIARIES
                          CONSOLIDATED INCOME STATEMENT


                                                                                 YEAR ENDED DECEMBER 31, 1994
                                                                ---------------------------------------------------------------
                                                                                                   PROFORMA
                                                                    BPB              WCM          ADJUSTMENTS         COMBINED
                                                                ---------------------------------------------------------------
                                                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest and dividend income:
     Commercial loans                                           $    3,633          $   --         $       --        $    3,633
     Residential mortgage loans                                      2,876              --                 --             2,876
     Home equity and other loans                                       468              --                 --               468
     Investment securities                                           1,341              --                 --             1,341
     Mortgage-backed securities                                      1,509              --                 --             1,509
     FHLB stock dividends                                              212              --                 --               212
     Federal funds sold                                                 92              --                 --                92
     Deposits in banks                                                   5              --                 --                 5
                                                                ---------------------------------------------------------------
             Total interest and dividend income                     10,136              --                 --            10,136
Interest expense:
     Savings and NOW                                                   498              --                 --               498
     Money market                                                      957              --                 --               957
     Certificates of deposit                                         1,379              --                 --             1,379
     Securities sold under agreements to
     repurchase                                                        220              --                 --               220
     FHLB borrowings                                                 1,505              --                 --             1,505
     Interest on payables                                               --               3                 --                 3
                                                                ---------------------------------------------------------------
             Total interest expense                                  4,559               3                 --             4,562
                                                                ---------------------------------------------------------------
     Net interest income                                             5,577              (3)                --             5,574
Provision for loan losses                                              355              --                 --               355
                                                                ---------------------------------------------------------------
     Net interest income after provision for
     loan losses                                                     5,222              (3)                --             5,219
Fees and other income:
     Investment management and trust                                   456           4,179                 --             4,635
     Deposit account service charges                                   164              --                 --               164
     Equity in earnings of partnerships                                 --             (25)                --               (25)
     Gain on sale of loans                                              55              --                 --                55
     Gain on sale of investments                                        (8)            (17)                --               (25)
     Loss on sale of fixed assets                                       --              (4)                --                (4)
     Other                                                             122              --                 --               122
                                                                ---------------------------------------------------------------
             Total fees and other income                               789           4,133                 --             4,922
Operating expense:
     Salaries and employee benefits                                  2,813           2,398                 --             5,211
     Occupancy and equipment                                           336             142                 --               478
     Legal expense                                                     299              --                 --               299
     Marketing                                                         149             162                 --               311
     Amortization of intangibles                                        37              --                 --                37
     Other                                                           1,474             242                 --             1,716
                                                                ---------------------------------------------------------------
             Total operating expense                                 5,108           2,944                 --             8,052
                                                                ---------------------------------------------------------------
     Income before income taxes                                        903           1,186                 --             2,089
Income tax expense                                                    (300)             --                 --              (300)
                                                                ---------------------------------------------------------------
     Net income                                                 $    1,203          $1,186         $       --        $    2,389
                                                                ===============================================================
Per share data:
     Earnings per common and common
     equivalent share                                           $     0.22          $   --         $       --        $     0.26
                                                                ===============================================================
     Average common and common
     equivalent shares outstanding                               5,567,000              --          3,551,390         9,118,390
                                                                ===============================================================

Proforma information:
     Net income                                                 $    1,203          $1,186         $       --        $    2,389
     Proforma adjustment for income taxes of
     acquired entity previously filing as an S
     Corporation                                                        --              --                474(3)            474
                                                                ---------------------------------------------------------------
     Proforma net income after adjustment
     for income taxes                                           $    1,203          $1,186         $     (474)       $    1,915
                                                                ===============================================================
     Proforma net income per common and
     common equivalent share                                    $     0.22          $   --         $       --        $     0.21
                                                                ===============================================================

                  BOSTON PRIVATE BANCORP, INC. AND SUBSIDIARIES
                 FOOTNOTES TO CONSOLIDATED FINANCIAL STATEMENTS




(1) Represents an adjustment to other liabilities to record an accrual for the costs incurred in connection with the pooling transaction, net of approximately $285,000 of tax expense. The merger expenses consist mainly of investment banking fees, legal fees and accounting fees. These costs were recorded by both entities on the transaction date of October 31, 1997.


(2) Represents the par value of common shares of Boston Private Bancorp, Inc. issued to the shareholders of Westfield Capital Management in connection with the pooling transaction on October 31, 1997, with related adjustment to additional paid-in capital.

(3) Represents an adjustment to record the amount of income tax expense that would have been recorded in each period had Westfield Capital Management been a taxable entity prior to the pooling transaction.

(c) Exhibits

2.1 Agreement and Plan of Merger by and among Boston Private Bancorp, Inc., Boston Private Investment Management, Inc., Westfield Capital Management Company, Inc. and the individual stockholders of Westfield Capital Management Company, Inc. dated as of August 13, 1997 incorporated by reference to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 21, 1997.

2.2 Registration Rights Agreement by and among the Company and the individual stockholders of Westfield Capital Management Company, Inc. dated as of August 13, 1997 incorporated by reference to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 21, 1997.

23.1 Consent of Baril & Smith

                                   SIGNATURES



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BOSTON PRIVATE BANCORP, INC.



DATE:  January 13, 1998             By: /s/ Walter M. Pressey
                                        -----------------------------------
                                        Walter M. Pressey, Senior Vice President
                                        and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.   Description                                               Page No.
-----------   -----------                                               --------

2.1           Agreement and Plan of Merger by and among Boston              *
              Private Bancorp, Inc., Boston Private Investment
              Management, Inc., Westfield Capital Management
              Company, Inc. and the individual stockholders of Westfield Capital Management Company, Inc. dated as of August 13, 1997 incorporated by reference to the Company's Current Report on Form 8-K, filed with the
              Securities and Exchange Commission on August 21, 1997.

2.2           Registration Rights Agreement by and among the Company        *
              and the individual stockholders of Westfield Capital
              Management Company, Inc. dated as of August 13, 1997 incorporated by reference to the Company's Current Report on Form 8-K, filed with the Securities and Exchange
              Commission on August 21, 1997.

23.1          Consent of Baril & Smith                                     14


            * Previously filed